UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2014

Date of reporting period:  September 30, 2014

Item 1. Reports to Stockholders.

www.CoveStreetFunds.com

Cove Street Capital

Small Cap

Value Fund

ANNUAL REPORT | September 30, 2014

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LETTER TO SHAREHOLDERS (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2014

DEAR FELLOW SHAREHOLDER:

Due to the arcane world of mutual fund accounting, this represents our annual letter, so we are referring to results and things that have transpired in the 12 months ending September 30, 2014. We can only term our recent fiscal year as “reasonable” after a very strong fiscal 2013, in which we were up 27.74%.

TOTAL RETURN (%) as of September 30, 2014 | Symbol CSCSX

		CALENDAR
	3	YEAR	1	3	5	10	INCEPTION
	MONTH	to DATE	YEAR	YEAR	YEAR	YEAR	(9/30/98)
Cove Street Capital Small Cap Value Fund(1)	-6.20	-4.38	4.52	25.62	15.59	6.49	11.29
Russell 2000® Index	-7.36	-4.41	3.93	21.26	14.29	8.19	8.59
Russell 2000® Value Index	-8.58	-4.74	4.13	20.61	13.02	7.25	9.44

Performance shown for the period September 30, 1998 to January 20, 2012 reflects performance for Cove Street Capital Small Cap Value Fund, a series of CNI Charter Funds, the predecessor to Cove Street Capital Small Cap Value Fund “The Fund”. The Fund has the same portfolio manager and substantially similar investment strategies to the predecessor fund. Effective September 10, 2013, the Investor Class eliminated all sales charges on purchases. Prior to that date, purchases were subject to a maximum sales charge of 3.50%. The returns shown for the Investor Class do not reflect any sales charges. If they had, the returns would be lower. Returns for periods greater than 1 year are annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-497-0097.

The gross expense ratio is 1.86%. Investment performance reflects contractual fee waivers in effect through 5/31/15 to keep the expense ratio (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes and extraordinary expenses) at or below 1.69% (Expense Cap). In the absence of such fee waivers, total return would be reduced.

The Fund imposes a 2.00% redemption fee on shares sold within 60 days of purchase. Performance data does not reflect the redemption fee. If it had, return would be reduced.

(1) Audited financial statements are required to include trade date adjustments, which lowered the per share value of each class for financial reporting purposes. In the absence of these adjustments, the returns would have been higher.

As is always the case, actual performance comes from the results of our research on individual securities, not on giant macro-economic thoughts, so let’s briefly go into some detail on our more impactful winners and losers from the last twelve months.

WHAT HAPPENED 1-Year ending September 30, 2014 | Symbol CSCSX

	AVERAGE WEIGHT	RETURN	CONTRIBUTION
5 CONTRIBUTORS	(%)	(%)	(%)
AVID TECHNOLOGY INC	3.26	64.05	2.01
TAMINCO CORP	4.60	31.70	1.70
CHIMERA INVESTMENT CORP	3.58	25.01	1.28
CHEROKEE INC	3.10	42.09	1.26
CROSSTEX ENERGY INC	0.23	43.50	0.99

LETTER TO SHAREHOLDERS (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2014

WHAT HAPPENED 1-Year ending September 30, 2014 | Symbol CSCSX

	AVERAGE WEIGHT	RETURN	CONTRIBUTION
5 DETRACTORS	(%)	(%)	(%)
APPROACH RESOURCES INC	5.43	-45.97	-2.64
NEUSTAR INC	2.60	-41.19	-1.59
FORESTAR GROUP INC	5.49	-17.73	-1.07
HERITAGE-CRYSTAL CLEAN INC	3.94	-18.63	-0.98
WESTELL TECHNOLOGIES INC	2.54	-42.66	-0.94

The 5 Contributors measure the top five contributors to the portfolio’s total return. The 5 Detractors measure the five bottom contributors to the portfolio’s return. Average Weight shown is a calculation of the average percentage held of each included company over the course of the listed period. Return is the total return for each included company over the course of the listed period. Contribution is a ranked measure of how each included company contributed to the Fund over the course of the listed period.

Starting with the list of things that didn’t work well the past fiscal year, Approach Resources Inc. (AREX) takes the cake as it was also our largest position. Yes, the critical variable in any oil and gas investment is the price of oil and gas and that is a prediction from which we generally shy away. Our research suggests an enormous disconnect between what we see—the lowest cost basis in the southern Permian, large and essentially proved out drilling inventory, and a CEO with $35mm of “Texas dollars” in a fairly valued takeover. We took a tax loss and have reloaded the position in size. It is arguably our single best idea—unless you tell me oil is going to $60 a barrel.

NeuStar Inc. (NSR) is a “sold half, should have sold it all” position that has mightily retreated to within the vicinity of our original cost, as it looks like the low probability of a higher materiality event is coming to fruition—NeuStar is at risk of losing its contract to manage Number Portability for the telecommunication’s industry. Nothing is settled as of this writing, but it has not gone as planned. We fortunately risk-weighted this position at a half position, but needless to say we are surprised at how events have turned out. The remaining businesses are high margin, high value information service entities and we have a price in mind at which we would buy more.

Forestar Group Inc. (FOR) is an asset-rich real estate and oil and gas company that simply has sold cheaply in the marketplace. We have been privately active with management and the Board, urging them to take what we think are fairly obvious steps to enhance shareholder value. While it is not our preferred stance to publically defend our interests via the currently popular sport of “activism,” we have pursued more aggressive actions in the past.

Heritage-Crystal Clean Inc. (HCCI) suffered from the startup of Chevron’s Pascagoula Base Oil Refinery, which caused a 15% reduction in posted base oil prices across the country and drove down the end price Heritage receives from its own re-refinery. We believe this is a cyclical low that should correct itself toward a more historic average over the next few years.

Westell Technologies Inc. (WSTL) is another “should have sold it all after the stock doubled” and we almost accomplished that task before the stock began to reflect the cyclical nature of telecommunications spending. The decline in the stock on a price basis is much greater than its negative contribution to the portfolio and we have reloaded our entire position at our original cost basis of $1.80. Half the market capitalization is in cash and CEO Rick Gilbert has done a nice job of assembling some niche wireless assets that we believe have the ability to prosper when the other side of the cycle rears its head.

On to the good news. Avid Technology Inc. (AVID) had a few bumps in the road, but is about to become “current” in its financial reporting and has re-applied for listing on the NASDAQ after spending some time in purgatory cleaning up

LETTER TO SHAREHOLDERS (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2014

prior management’s accounting mess. The stock roared. Avid is one of the leading technology suppliers to the media industry—offering franchise products—and we think it is finally under solid leadership. We sold part of our position, but retain our “half position” weighting as we see the potential for a substantially higher price if reasonable profit margins can be attained and the stock regains interest from Wall Street.

Our investment in Taminco Corp. (TAM) also involves a happy story as the company announced it was being taken over by Eastman Chemical Co. (EMN) for $26 a share, which would be a nice gain from our $19 cost in just 11 months. We are holding it through the taxable year-end in order to defer taxable gains. We saw a franchise specialty chemical player with high margins and returns on capital that was newly public and majority-owned by a private equity firm. Many investors don’t seem to like that combination, especially when combined with limited liquidity. We don’t mind it.

Chimera remained a work in progress after solid gains—partially from capital appreciation and partially due to a 9% dividend yield. This is our second time around in Chimera, which is a mortgage Real Estate Investment Trust (REIT) that specializes in non-agency mortgages. They also were “tardy” in financial reporting after a change in accounting procedures which was annoying but economically immaterial. We have a strong opinion they will be re-absorbed by parent Annaly Mortgage. In the meantime, there is that 9% dividend yield as of this writing.

Cherokee Inc. (CHKE) is a later bloomer, but is starting to find traction in other investor portfolios. The company is a licensor of a variety of brands including Cherokee, which has a multibillion dollar brand at Target. CEO Henry Stupp has done an excellent job of pursuing growth around the globe and putting prodigious cashflow to work for long term growth. We remain holders.

On the bigger picture front, the recent and well publicized decision by the California Public Employees Retirement System (CalPERS) to eliminate its hedge fund program is very interesting for a variety of reasons, not all of them obvious. To reiterate any number of themes previously explored in these letters, being a “hedge fund,” as literally interpreted in today’s investment management industry, means absolutely nothing. In reality, CalPERS saying it is sick of hedge funds is the equivalent of a single person saying that he is sick and tired of dating mammals—a little more specificity would be helpful. A “hedge fund” is a euphemism for an alternative compensation scheme, not an investment strategy, and it is often a compensation scheme that has been glommed onto many investment strategies that we believe can very well be replicated through lower cost and often passive means.

There are certain investment strategies that can only effectively be implemented within a longer-term, “locked-up” partnership structure—Botswanan private equity comes to mind. Real estate, oil and gas, certain private equity structures...and concentrated small and micro cap might be others. In other words, these are illiquid, information specific, less trafficked areas where asset size must be limited and for which higher fees may be warranted given the inability to “scale.” CalPERS is keeping plenty of these, a fact that doesn’t seem to be getting a lot of press. What the current roster of thousands of partnerships, not to mention thousands of shuttered attempts, have basically proven is that trading in liquid debt and equity securities on the long and short side in order to seek “competitive returns in up markets and outperform in down markets” is not as easy as it looks, net of high fees or not. Additionally, we believe many strategies can mostly be replicated by some simple version of a balanced asset allocation that even bank trust departments have conceptually mastered for over half a century. Throw in a “fund of funds” fee on top of that and the disgust factor rises proportionately. (More on this below.)

We recognize that we are a minnow in the mutual fund ocean and while we aspire to be larger than we are, being small may have huge advantages for an investor. We are able to be nimble, and when someone enters a smaller fund, we would like to think they have thought about it a little harder than just throwing more money into a larger fund. We believe this has the potential to help in a down market.

Getting back to the real world, we then have the issue of “timing.” Very large piles of money tend to historically be on the wrong sides of asset decisions due to the sheer battleship-like structure of decision-making—by the time they get there, the opportunity set may be gone or constrained—and then whatever is left gets trampled anyway. I would also note that while being sick of high fees and feeling bamboozled by the nonsense du jour of the investment industry are symptoms that we believe can be practically and correctly treated, a lot of the current whining about hedge funds also stems from a naturally occurring phenomena: a fund that practices hedging will likely underperform a long-only index

LETTER TO SHAREHOLDERS (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2014

in a very strong up-market. In fact, hedge funds’ whole sales pitch is to provide some uncorrelated, absolute return mix that lies between equity and fixed income. Even assuming reasonable fees and full transparency, throwing in the towel on a “hedged” investment because the manager is underperforming the long index might be...questionable timing. Throw in the Alibaba initial public offering (IPO) and Bill Ackman’s attempt to lock down permanent capital with a European equity offering and you have another excellent set of anecdotal contrarian signs.

As a firm with a small cap focus, we have seen plenty of signs of “toppiness” in the last few months as we continued to trade negatively for the year as far as performance...and that is not underperformance. Even if you do not recall what we said at the beginning of the year—that small cap performance HAS to be tougher this year after a stupendous 2013—then you might have noticed the unrelenting headlines of “Small Cap is Over,” “The Most Overvalued Asset Class,” or “Bubble in Small Cap.” And in a prediction that was actually correct, small cap has materially underperformed its larger brethren this calendar year, as represented by the Russell 2000® return of 3.9% versus the Russell 1000® return of 10.3%. The enquiring mind then asks: so what and now what?

“So what” stems from the one conclusion that anyone can reach: speculating on results in any one year is not the way toward covering a pension liability or establishing residence on your own private island. Successful investment in public markets needs some volatility in which to take advantage of short-term silliness, in terms of both buying and selling. Long-term investors actually hope the market goes down from time to time in order to create opportunity. The “value restoration project” as Jim Grant coins it, requires either the passage of time, during which good businesses compound and catch up to a flat price, or more simply a price decline. We have cash, we have what we think are “good” clients with a long-term focus and patience, and we are prepared, to paraphrase Charlie Munger, to throw a fast spear into the water to catch the fish before they swim on. These opportunities don’t come as often as one would like, so you have to be there and be ready. (Which is why we are still taking new money today.) If you can’t think fast and act resolutely, it does you no good. We are seeing more opportunities today than we saw in the beginning of the year and that is a good thing. We think we will intermediately see more and better opportunities going forward. Just as short-term, excellent performance steals from intermediate expectations of future performance, lousy interim numbers create higher return expectations for the intermediate future. We are striving to get there.

Before moving on, let’s briefly reload some key factors. We believe returns from investing in small cap value remain one of the VERY few statistically significant abnormalities of long-term performance. Why? Because there are thousands of stocks from which to choose and many of them have characteristics that lead to opportunities: information inefficiency, institutions remaining deathly afraid of illiquidity, shrinking—or absent—sell side coverage that leaves many publically traded orphans (the ongoing gift from Elliot Spitzer) and the general behavioral biases of both managers and clients toward favoring brand name quantities with minimal uncertainties. The easier pickings have been and may continue to be in small cap. It is the gift that structurally should keep on giving.

We remain cheerfully bearish on fixed income and slightly less so on equity markets. The combination of volatility and confusion produces opportunities and since we have had a lot less of the former, we have seen a lot fewer of the latter. Not much of this has changed this year...but things do change—sometimes for reasons we can “see” and sometimes due to factors we can’t. We remain utterly convinced that Federal Reserve policy is our greatest known unknown and we remain extraordinarily skeptical that the Great Monetary Experiment will end with a purely beneficial outcome. The term du jour is metastability: an unstable and transient but long-lived equilibrium that is not the system’s natural state of least energy.

Finally, a brief word on capital gains. We like them, but we don’t like paying taxes on them. We spend a fair amount of time during the year to balance investment merits within the context of “what is the return after-tax.” We sometimes “take losses” and wait 30 days to repurchase. We sometimes move a sale of a holding out to qualify for a long term gain. We sometimes hold a stock into a new tax year to move a gain out another year. Sometimes we are not as successful as we like and we end up reporting taxable gains. This is one of these years. We would note to all shareholders that the manager of your Fund is a large shareholder in the Fund and is a California resident. Enough said.

LETTER TO SHAREHOLDERS (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2014

2014 CAPITAL GAINS | (Per Share)

	SHORT TERM	LONG TERM	RECORD DATE	PAYABLE DATE
COVE STREET CAPITAL SMALL CAP VALUE FUND	$1.69722	$2.15963	11/13/14	11/14/14

Best Regards,

Jeffrey Bronchick,
CFA Chief Investment Officer Shareholder,
Cove Street Capital Small Cap Value Fund

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for a complete list of holdings.

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the investment process will consistently lead to successful results. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Concentration of assets in a single or small number of issuers, may reduce diversification and result in increased volatility.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, representing approximately 10% of the total market capitalization of the Russell 3000® Index and the Russell 2000® Value Index includes those Russell 2000® Index companies with lower price to book ratios and lower forecasted growth values. The Russell 1000® Index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index, which represents about 90% of the total market capitalization of that index. One cannot invest directly in an index. Market capitalization refers to the total dollar market value of all of a company’s outstanding shares. The NASDAQ is an American stock exchange, the largest in the U.S. A return on capital is a ratio used in valuation that calculates a return from an investment that is not considered income. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The Cove Street Small Cap Value Fund is distributed by Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services LLC.

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PERFORMANCE (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2014

INVESTOR CLASS (CSCSX) as of September 30, 2014

RATES OF RETURN (%)

4.52
3.93
4.13
1-YEAR
25.62
21.26
20.61
3-YEAR
15.59
14.29
13.02
5-YEAR
6.49
8.19
7.25
10-YEAR
11.29
8.59
9.44
*SINCE INCEPTION

VALUE OF $10,000 INVESTMENT

30,000
20,000
10,000
0
9/30/04
9/30/05
9/30/06
9/30/07
9/30/08
9/30/09
9/30/10
9/30/11
9/30/12
9/30/13
9/30/14
Investor Class (CSCSX)
Russell 2000 Index(1)
Russell 2000 Value Index(2)

INSTITUTIONAL CLASS (CSCAX) as of September 30, 2014

RATES OF RETURN (%)

4.78
3.93
4.13
1-YEAR
25.90
21.26
20.61
3-YEAR
15.77
14.29
13.02
5-YEAR
6.63
8.19
7.25
10-YEAR
8.94
9.27
9.49
**SINCE INCEPTION

VALUE OF $10,000 INVESTMENT

30,000
20,000
10,000
0
9/30/04
9/30/05
9/30/06
9/30/07
9/30/08
9/30/09
9/30/10
9/30/11
9/30/12
9/30/13
9/30/14
Institutional Class (CSCAX)
Russell 2000 Index(1)
Russell 2000 Value Index(2)

Investor Class (CSCSX)

Institutional Class (CSCAX)

(1) The Russell 2000® Index is a market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000 Index, which contains the 3,000 largest companies in the U.S. based on market capitalization.

(2) The Russell 2000® Value Index measures the performance of the small cap value segment of U.S. equity securities. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

* Inception date of Investor Class was September 30, 1998.

**Inception date of Institutional Class was October 3, 2001.

Returns for periods greater than one year are annualized.

EXPENSE EXAMPLE - SEPTEMBER 30, 2014 (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, reinvested dividends, or other distributions, and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 – September 30, 2014).

ACTUAL EXPENSES

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD
	4/1/14	9/30/14	4/1/14 - 9/30/14(1)
Investor Class Actual (2)	$1,000.00	$978.50	$8.03
Investor Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,016.95	$8.19
Institutional Class Hypothetical	$1,000.00	$1,018.25	$6.88
(5% annual return before expenses)
Institutional Class Actual (2)	$1,000.00	$979.60	$6.75

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.62% and 1.36% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

(2)	Based on the actual returns for the six-month period ended September 30, 2014 of (2.15)% and (2.04)% for the Investor Class and Institutional Class, respectively.

HOLDINGS PRESENTATION (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2014

SECTOR ALLOCATION (% net of assets) as of September 30, 2014(1)

TOP 10 EQUITY HOLDINGS (% net of assets) as of September 30, 2014(1)(2)

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2014

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2014

COMMON STOCKS - 80.4%

	Shares	Value
CONSUMER DISCRETIONARY - 20.0%
Barnes & Noble *	31,489	$621,593
Belmond, Class A *	127,450	1,486,067
Carrols Restaurant Group *	253,600	1,803,096
Cherokee	88,506	1,611,694
Graham Holdings, Class B	1,928	1,348,810
HSN	22,700	1,393,099
Lakes Entertainment *	55,750	464,397
Remy International	54,850	1,126,071
		9,854,827
ENERGY - 4.7%
Apco Oil & Gas International *	66,060	851,513
Carbon Natural Gas *(a)	550,000	467,500
Emerald Oil *	163,000	1,002,450
		2,321,463
FINANCIAL SERVICES - 22.4%
Baldwin & Lyons, Class B	40,110	990,717
Fair Isaac	18,500	1,019,350
Forestar Group *	120,038	2,127,074
Hallmark Financial Services *	191,546	1,974,839
INTL FCStone *	62,447	1,081,582
Symetra Financial 56,000	56,000	1,306,480
White Mountains Insurance Group	4,000	2,520,280
		11,020,322
MATERIALS + PROCESSING - 10.7%
Greif, Class B	21,925	1,085,287
OM Group	45,000	1,167,750
Taminco *	116,300	3,035,430
		5,288,467
PRODUCER DURABLES - 10.3%
AZZ	53,365	2,229,056
GP Strategies *	56,000	1,608,320
Wesco Aircraft Holdings *	69,900	1,216,260
		5,053,636

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2014

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2014

COMMON STOCKS - 80.4% (continued)
	Shares	Value
TECHNOLOGY - 12.3%
Avid Technology *	200,000	$2,020,000
GSI Group *	103,100	1,184,619
PMC-Sierra *	169,500	1,264,470
ViaSat *	23,200	1,278,784
Westell Technologies, Class A *	163,370	300,601
		6,048,474
Total Common Stocks
(Cost $32,519,396)		39,587,189

SHORT-TERM INVESTMENT - 12.6%
Fidelity Institutional Government Portfolio, 0.01% ^
(Cost $6,219,049)	6,219,049	6,219,049

TOTAL INVESTMENTS - 93.0%
Total Investments - 93.0%
(Cost $38,738,445)		45,806,238
Other Assets and Liabilities, Net - 7.0%		3,447,088
Total Net Assets - 100.0%		$49,253,326

*	Non-income producing security.
(a)	Security considered illiquid and is categorized in Level 2 of the fair value hierarchy. See notes 2 and 3 in Notes to Financial Statements.
^	Variable Rate Security - The rate shown is the rate in effect as of September 30, 2014.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 2014

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2014

ASSETS:
Investments, at value
(cost $38,738,445)		$45,806,238
Receivable for investment securities sold		3,441,876
Receivable for capital shares sold		108,899
Dividends and interest receivable		13,852
Prepaid expenses		13,274
Total assets		49,384,139

LIABILITIES:
Payable for capital shares redeemed		16,740
Payable to investment adviser		35,279
Payable for fund administration & accounting fees		15,473
Payable for compliance fees		1,998
Payable for custody fees		1,198
Payable for transfer agent fees & expenses		11,707
Payable for trustee fees		2,850
Payable for audit fees		15,500
Payable for postage & printing fees		8,769
Accrued distribution fees		20,250
Accrued expenses		1,049
Total liabilities		130,813

Net Assets	S	49,253,326

NET ASSETS CONSIST OF:
Paid-in capital		$36,863,734
Accumulated net realized gain on investments		5,321,799
Net unrealized appreciation on investments		7,067,793
NET ASSETS		$49,253,326

	Investor Class		Institutional Class
Net Assets		$31,143,969	$18,109,357
Shares issued and outstanding(1)		902,589	509,632
Net asset value, redemption price and offering price per share(2)		$34.51	$35.53

(1)	Unlimited shares authorized
(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to the Financial Statements.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED SEPTEMBER 30, 2014

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2014

INVESTMENT INCOME:
Dividend income	$518,698
Interest income	515
Total investment income	519,213

EXPENSES:

Investment adviser fees (See note 4)	473,682
Fund administration & accounting fees (See note 4)	93,046
Transfer agent fees (See note 4)	68,000
Federal & state registration fees	31,644
Audit fees	15,498
Postage & printing fees	15,237
Compliance fees (See note 4)	12,000
Legal fees	11,493
Trustee fees (See note 4)	9,961
Other	8,561
Custody fees (See note 4)	8,275
Distribution fees: Investor Class (See note 5)	80,172
Total expenses before recoupment	827,569
Add: Advisory fee recoupment (See note 4)	25,489
Net expenses	853,058

NET INVESTMENT LOSS	(333,845)

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	5,723,518
Net change in unrealized appreciation on investments	(2,743,091)

Net realized and change in unrealized gain on investments	2,980,427

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,646,582

See Notes to the Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2014

	Year Ended	Year Ended
	September 30,	September 30,
	2014	2013
OPERATIONS:
Net investment loss	$(333,845)	$(287,437)
Net realized gain on investments	5,723,518	5,559,560
Net change in unrealized appreciation on investments	(2,743,091)	4,072,422
Net increase in net assets from operations	2,646,582	9,344,545

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	4,663,737	8,642,691
Proceeds from reinvestment of distributions	1,832,949	—
Payments for shares redeemed	(4,524,965)	(2,875,295)
Redemption fees	816	383
Increase in net assets from Investor Class transactions	1,972,537	5,767,779
Institutional Class:
Proceeds from shares sold	15,647,460	17,161,387
Proceeds from reinvestment of distributions	1,678,230	—
Payments for shares redeemed	(20,486,845)	(6,494,144)
Redemption fees	2,157	—
Increase (Decrease) in net assets from Institutional Class transactions	(3,158,998)	10,667,243
Increase (Decrease) in net assets resulting from capital share transactions	(1,186,461)	16,435,022

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class:	—	—
Institutional Class:	—	—
From net realized gain on investments:
Investor Class:	(2,404,191)	—
Institutional Class:	(1,679,915)	—
Total distributions to shareholders	(4,084,106)	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,623,985)	25,779,567

NET ASSETS:
Beginning of period	51,877,311	26,097,744
End of period, including accumulated net investment income of $0 and $0, respectively	$49,253,326	$51,877,311

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS (for a Fund share outstanding throughout the period)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2014

INVESTOR CLASS(1)

	Year Ended September 30,
	2014	2013	2012	2011		2010

PER SHARE DATA:

Net asset value, beginning of period	$35.64	$27.90	$18.15	$20.37		$18.15

Investment operations:
Net investment income (loss)	(0.25)	(0.20)	(0.16)	(0.05	)(2)	0.04 (2)
Net realized and unrealized gain (loss)
on investments	1.94	7.94	9.27	(1.43)		2.20
Total from investment operations	1.69	7.74	9.11	(1.48)		2.24

Less distributions:
Dividends from net investment income	—	—	—	(0.10)		(0.02)
Dividends from net capital gains	(2.82)	—	—	—		—
Total distributions	(2.82)	—	—	(0.10)		(0.02)

Paid-in capital from redemption fees	— (3)	— (3)	—	—		—

Net asset value, end of period	$34.51	$35.64	$27.90	$18.79		$20.37

TOTAL RETURN	4.52%	27.74%	48.48%	(7.35)%		12.33%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, end of period (in millions)	$31.1	$30.2	$18.9	$12.1		$16.5

Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.59%	1.85%	2.09%	1.60%		1.73%
After expense reimbursement/recoupment	1.64%	1.69%	1.59%	1.20%		1.33%

Ratio of net investment income (loss)
to average net assets:
After expense reimbursement/recoupment	(0.70)%	(0.87)%	(0.60)%	(0.25)%		0.23%

Portfolio turnover rate	77%	72%	67%	50%		48%

(1)	Prior to January 23, 2012, Investor Class shares were known as Class R shares.
(2)	Per share amounts are calculated using the average shares outstanding method.
(3)	Amount per share is less than $0.01.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS (for a Fund share outstanding throughout the period)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2014

INSTITUTIONAL CLASS(1)

	Year Ended September 30,
	2014	2013	2012	2011		2010
PER SHARE DATA:

Net asset value, beginning of period	$36.53	$28.53	$19.18	$20.77		$18.46

Investment operations:
Net investment income (loss)	(0.20)	(0.12)	(0.07)	(0.05	)(1)	0.08 (1)
Net realized and unrealized gain (loss)
on investments	2.02	8.12	9.42	(1.47)		2.23
Total from investment operations	1.82	8.00	9.35	(1.52)		2.31

Less distributions:
Dividends from net investment income	—	—	—	(0.07)		—
Dividends from net capital gains	(2.82)	—	—	—		—
Total distributions	(2.82)	—	—	(0.07)		—

Paid-in capital from redemption fees	— (2)	—	—	—		—

Net asset value, end of period	$35.53	$36.53	$28.53	$19.18		$20.77

TOTAL RETURN	4.78%	28.04%	48.75%	(7.38)%		12.51%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, end of period (in millions)	$18.1	$21.6	$7.2	$1.7		$3.3

Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.34%	1.54%	1.87%	1.20%		1.21%
After expense reimbursement/recoupment	1.39%	1.44%	1.40%	1.19%		1.20%

Ratio of net investment income (loss)
to average net assets:

After expense reimbursement/recoupment	(0.45)%	(0.62)%	(0.56)%	(0.23)%		0.40%

Portfolio turnover rate	77%	72%	67%	50%		48%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Amount per share is less than $0.01.

See Notes to the Financial Statements.

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2014

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2014

1. ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Cove Street Capital Small Cap Value Fund (the “Fund”), formerly known as CSC Small Cap Value Fund, is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation. The Fund commenced operations on September 30, 1998. The Fund currently offers two classes, the Investor Class and the Institutional Class, each of which represent an interest in the same assets of the Fund, have the same rights, and are identical in all material respects, except that certain class-specific expenses will be borne solely by the class to which such expenses are attributable. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax or excise tax provision in required. As of and during the year ended September 30, 2014, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and for the year ended September 30, 2014, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended September 30, 2014, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax years ended September 30, 2011 through 2014.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended September 30, 2014, the Fund decreased accumulated net realized gain by $333,845 and increased accumulated undistributed net investment income by $333,845.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2014

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2014

at 0.25% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. At September 30, 2014, the Fund had investments in illiquid securities with a total value of $467,500 or 0.9% of total net assets.

Information concerning illiquid securities is as follows:

Security	Shares	Date Acquired	Cost Basis
Carbon Natural Gas	550,000	2/2012	$195,250

3. SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the year and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Mutual Funds – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2014

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2014

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$39,119,689	$467,500	$—	$39,587,189
Short-Term Investment	6,219,049	—	—	6,219,049
Total Investments in Securities	$45,338,738	$467,500	$—	$45,806,238

Transfers between levels are recognized at the end of the reporting period. During the year ended September 30, 2014, the Fund recognized no transfers to/from Level 1 or Level 2. The Fund did not invest in any Level 3 investments during the year. Refer to the Schedule of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Cove Street Capital, LLC (“the Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.69% and 1.44% of the average daily net assets of the Investor Class shares and Institutional Class shares, respectively, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed. Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred. The Operating Expense Limitation Agreement will be in effect through at least May 31, 2015. For the year ended September 30, 2014, the Advisor recouped expenses of $25,489. At September 30, 2014, the balance of previously waived fees eligible for recoupment was $111,591, of which $61,112 expires September 30, 2015 and $50,479 expires September 30, 2016. Effective February 20, 2014, the Advisor elected to forego the recoupment of previously waived fees in order to reduce the total annual operating expenses of the Fund. This election is voluntary, but the Advisor retains the right to recoup these previously waived expenses in the Future.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals; and serves as the Fund’s fund accountant and transfer agent. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended September 30, 2014 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.
5. DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended September 30, 2014, the Investor Class incurred expenses

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2014

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2014

of $80,172 pursuant to the Plan.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	For the Year Ended	For the Year Ended
TRANSACTIONS IN SHARES:	September 30, 2014	September 30, 2013
Investor Class:
Shares sold	131,834	264,058
Shares issued to holders in reinvestment of dividends	51,618	—
Shares redeemed	(129,101)	(92,917)
Increase in Investor Class shares outstanding	54,351	171,141
Institutional Class:
Shares sold	444,525	559,823
Shares issued to holders in reinvestment of dividends	45,992	—
Shares redeemed	(573,420)	(219,921)
Increase (Decrease) in Institutional Class shares outstanding	(82,903)	339,902
Net increase (decrease) in shares outstanding	(28,552)	511,043

7. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended September 30, 2014, were as follows:

	Purchases	Sales
U.S. Government	$ —	$ —
Other	$38,710,195	$50,685,920

8. INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at September 30, 2014, were as follows:

Aggregate Gross	Aggregate Gross	Net	Federal Income
Appreciation	Depreciation	Appreciation	Tax Cost
$7,991,845	$(1,062,085)	$6,929,760	$38,876,478

The difference between book-basis and tax-basis unrealized appreciation is attributable primary to the deferral of wash sale losses.

At September 30, 2014, the Fund’s components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed	Undistributed Long-	Other Accumulated	Unrealized	Total Accumulated
Ordinary Income	Term Capital Gains	Losses	Appreciation	Earnings
$2,402,616	$3,057,216	$—	$6,929,760	$12,389,592

NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2014

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2014

As of September 30, 2014, the Fund had no capital loss carryforwards.

For the year ended September 30, 2014, the Fund paid the following distributions to shareholders:

Ordinary Income*	Long Term Capital Gains	Total
$474,918	$3,609,188	$4,084,106

* For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

There were no distributions paid during the year ended September 30, 2013.

9. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2014, Charles Schwab & Co., for the benefit of its customers, owned 32.4% of the outstanding shares of the Fund.

10. SUBSEQUENT EVENT

On November 14, 2014, the Institutional Class paid a short-term capital gain distribution in the amount of $887,182, or $1.69722 per share, and the Investor Class in the amount of $1,515,438, or $1.69722 per share.

On November 14, 2014, the Institutional Class paid a long-term capital gain distribution in the amount of $1,128,896, or $2.15963 per share, and the Investor Class in the amount of $1,928,321, or $2.15963 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

THIS PAGE INTENTIONALLY LEFT BLANK

REPORT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2014

To the Shareholders and Board of Trustees of
Cove Street Capital Small Cap Value Fund
(a series of Managed Portfolio Series)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cove Street Capital Small Cap Value Fund (the “Fund”), a series of Managed Portfolio Series, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended on or prior to September 30, 2011, were audited by other auditors whose report dated November 23, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cove Street Capital Small Cap Value Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
November 25, 2014

ADDITIONAL INFORMATION (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2014

INDEPENDENT TRUSTEES

			NUMBER OF		OTHER
		TERM OF	PORTFOLIOS	PRINCIPAL	DIRECTORSHIPS HELD
NAME,	POSITION(S)	OFFICE AND	IN TRUST	OCCUPATION(S)	BY TRUSTEE
ADDRESS,	HELD WITH	LENGTH OF	OVERSEEN	DURING THE	DURING THE
AND AGE	THE TRUST	TIME SERVED	BY TRUSTEE	PAST FIVE YEARS	PAST FIVE YEARS

Roel C. Campos, Esq.	Trustee	Indefinite Term;	26	Partner, Locke Lord LLP (a law	Director, WellCare
615 E. Michigan St.		Since April 2011		firm) (2011-present); Partner,	Health Plans, Inc.
Milwaukee, WI 53202				Cooley LLP (a law firm)	(2013-Present); Director,
Age: 65				(2007-2011); Commissioner,	Regional Management
				U.S. Securities and Exchange	Corp. (2012-Present).
Commission (2002-2007).

David A. Massart	Trustee	Indefinite Term;	26	Co-Founder and Chief	Independent Trustee,
615 E. Michigan St.		Since April 2011		Investment Strategist,	ETF Series Solutions (3
Milwaukee, WI 53202				Next Generation Wealth	Portfolio) (2012-Present).
Age: 47				Management, Inc.
(2005-present).

Leonard M. Rush, CPA	Trustee	Indefinite Term;	26	Chief Financial Officer, Robert	Independent Trustee,
615 E. Michigan St.		Since April 2011		W. Baird & Co. Incorporated,	ETF Series Solutions (3
Milwaukee, WI 53202				(2000-2011).	Portfolios) (2012-Present);
Age: 68					Director, Anchor Bancorp
Wisconsin, Inc. (2011-
2013).

David M. Swanson	Trustee	Indefinite Term;	26	Founder and Managing	Independent Trustee,
615 E. Michigan St.		Since April 2011		Principal, SwanDog Strategic	ALPS Variable Insurance
Milwaukee, WI 53202				Marketing, LLC (2006-present);	Trust (7 Portfolios)
Age: 57				Executive Vice President,	(2006-Present)
Calamos Investments (2004-
2006).

INTERESTED TRUSTEES

Robert J. Kern*	Chairman	Indefinite Term;	26	Executive Vice President, U.S.	None
615 E. Michigan St.	and Trustee	Since January		Bancorp Fund Services, LLC
Milwaukee, WI 53202		2011		(1994-present).
Age: 56

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

ADDITIONAL INFORMATION (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2014

OFFICERS

		NUMBER OF			OTHER
		TERM OF	PORTFOLIOS	PRINCIPAL	DIRECTORSHIPS HELD
NAME,	POSITION(S)	OFFICE AND	IN TRUST	OCCUPATION(S)	BY TRUSTEE
ADDRESS,	HELD WITH	LENGTH OF	OVERSEEN	DURING THE	DURING THE
AND AGE	THE TRUST	TIME SERVED	BY TRUSTEE	PAST FIVE YEARS	PAST FIVE YEARS

James R. Arnold	President and	Indefinite Term;	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	Principal	Since January		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Executive	2011		(2002-present).
Age: 57	Officer

Deborah Ward	Vice President,	Indefinite Term;	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	Chief Compliance	Since April 2013		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Officer, and Anti-			(2004-present).
Age: 48	Money Laundering
Officer

Brian R. Wiedmeyer	Treasurer and	Indefinite Term;	N/A	Vice President, U.S.	N/A
615 E. Michigan St.	Principal	Since January		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Financial Officer	2011		(2005-present).
Age: 41

Angela L. Pingel, Esq.	Secretary	Indefinite Term;	N/A	Vice President and Counsel,	N/A
615 E. Michigan St.		Since January		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		2011		LLC (2011-present); Vice
Age: 43				President and Securities
Counsel, Marshall & Ilsley Trust
Company N.A. (2007-2010).

Ryan L. Roell	Assistant	Indefinite Term;	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.	Treasurer	Since September		Bancorp Fund Services, LLC
Milwaukee, WI 53202		2012		(2005-present)
Age: 41

ADDITIONAL INFORMATION (unaudited)

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2014

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-866-497-0097.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866- 497-0097. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-621-9258, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended September 30, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 65.14% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2014 was 65.12% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 100%.

PRIVACY NOTICE

COVE STREET CAPITAL SMALL CAP VALUE FUND | Annual Report 2014

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER

Cove Street Capital, LLC
2101 E El Segundo Boulevard, Suite 302
El Segundo, CA 90245

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT,
AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL

Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-866-497-0097.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended September 30, 2014 and September 30, 2013, the Fund’s principal accountant was Cohen Fund Audit Services. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2014	FYE 9/30/2013
Audit Fees	$13,000	$13,000
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 9/30/2014	FYE 9/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2014	FYE 9/30/2013
Registrant	0%	0%
Registrant’s Investment Adviser	0%	0%

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Managed Portfolio Series

By (Signature and Title)*                    /s/James R. Arnold
James R. Arnold, President

Date     December 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/James R. Arnold
James R. Arnold, President

Date     December 5, 2014

By (Signature and Title)*                   /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date     December 5, 2014

* Print the name and title of each signing officer under his or her signature.